UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2011
Park Sterling Corporation
(Exact name of registrant as specified in its charter)

North Carolina	001-35032	27-4107242

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1043 E. Morehead Street, Suite 201, Charlotte, NC	28204

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (704) 716-2134
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
As previously disclosed, Park Sterling Corporation (“Park Sterling”) and Community Capital Corporation (“Community Capital”) have entered into an Agreement and Plan of Merger dated as of March 30, 2011 (the “Merger Agreement”). The Merger Agreement provides that Community Capital will merge with and into Park Sterling, with Park Sterling continuing as the surviving entity (the “Merger”). Under the Merger Agreement, each outstanding share of Community Capital’s common stock, except for shares owned by Community Capital, Park Sterling or any of their respective wholly owned subsidiaries (other than shares held in trust or managed accounts), will be converted into the right to receive either (i) $3.30 in cash, (ii) 0.6667 of a share of Park Sterling’s common stock or (iii) a combination thereof, as elected by Community Capital’s shareholders. This election is subject to the limitation that no more than 40% of the shares of Community Capital common stock be exchanged for cash. The Merger Agreement contains a proration provision to effect this limitation. Cash will also be paid in lieu of fractional shares. The exchange of Community Capital shares for Park Sterling shares is expected to qualify as a tax-free transaction.
Under the Merger Agreement, following consummation of the Merger, one existing independent member of Community Capital’s board of directors will be appointed to serve on the Park Sterling board of directors. In addition, each other member of the Community Capital board of directors will be asked to serve on a newly created Park Sterling local advisory board for the region formerly served by Community Capital.
Consummation of the Merger will result in the Community Capital common stock ceasing to be listed on the Nasdaq Global Market and the termination of the registration of such securities pursuant to the Securities Exchange Act of 1934, as amended.
The Merger Agreement is included as Exhibit 2.1 to this report and contains customary representations and warranties that Park Sterling and Community Capital made to each other regarding, among other things, corporate organization, capitalization, authority, regulatory matters, financial statements, legal proceedings, compliance with law and approvals. These representations and warranties were made solely for the benefit of the other party to the Merger Agreement. In addition, such representations and warranties (a) have been qualified by confidential disclosures made to the other party in connection with the Merger Agreement, (b) will not survive consummation of the Merger, (c) are subject to the materiality standard contained in Section 9.2 of the Merger Agreement, which may differ from what may be viewed as material by investors, (d) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement, and (e) may have been included in the Merger Agreement for the purpose of allocating risk between Park Sterling and Community Capital rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Park Sterling, Community Capital or their respective businesses.
The completion of the Merger, which is currently anticipated to occur in the third quarter of 2011, is subject to customary closing conditions, including regulatory approval and approval by the holders of two-thirds of the outstanding shares of Community Capital common stock. Community Capital has agreed to call a meeting of its shareholders for the purpose of obtaining the requisite shareholder approval required in connection with the Merger. Park Sterling is not required to obtain shareholder approval of the Merger. Community Capital has also agreed not to (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions concerning, or provide confidential information in connection with, alternative business combination transactions.
The Merger Agreement contains certain termination rights for both Park Sterling and Community Capital and provides that, upon termination of the Merger Agreement under specified circumstances, Community Capital will be required to pay Park Sterling a termination fee of $2,000,000 and up to $500,000 in respect of Park Sterling’s legal and due diligence expenses.
In connection with the Merger Agreement, each of Community Capital’s directors has executed, or agreed to execute, a support agreement with Park Sterling pursuant to which, among other things, such individual (a) will vote his or her shares of Community Capital common stock in favor of the Merger and against an alternative business combination and (b) will not sell or transfer any shares of Community Capital common stock. The form of support agreement is attached as Exhibit C to the Merger Agreement. Additionally, each of Community Capital’s directors has executed, or agreed to execute, a noncompete agreement with Park Sterling, a form of which is attached as Exhibit D to the Merger Agreement.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Park Sterling, Community Capital and the Merger that will be contained in, or incorporated by reference into, the Proxy Statement/Prospectus that Park Sterling and Community Capital will be filing in connection with the Merger, as well as in the Forms 10-K, 10-Q and 8-K, as applicable, and other filings that each of Park Sterling and Community Capital, respectively, make with the Securities and Exchange Commission (“SEC”).
Additional Information About the Merger and Where To Find It
In connection with the Merger, Park Sterling will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Community Capital that also will constitute a Prospectus of Park Sterling, as well as other relevant documents concerning the proposed transaction. Shareholders are strongly urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the proposed Merger when they become available and other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information regarding the proposed Merger.
A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Park Sterling and Community Capital, may be obtained after their filing at the SEC’s Internet site (http://www.sec.gov). In addition, free copies of documents filed with the SEC may be obtained on the respective websites of Park Sterling and Community Capital at www.parksterlingbank.com and www.capitalbanksc.com.
This report does not constitute an offer to buy, or a solicitation to sell, shares of any security or the solicitation of any proxies from the shareholders of Park Sterling or Community Capital.
Participants in Solicitation
Park Sterling and Community Capital and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Community Capital’s shareholders in connection with this transaction. Information about the directors and executive officers of Park Sterling and Community Capital and information about other persons who may be deemed participants in this solicitation will be included in the Proxy Statement/Prospectus. Information about Park Sterling’s executive officers and directors can be found in Park Sterling’s definitive proxy statement in connection with its 2011 Annual Meeting of Shareholders to be filed with the SEC. Information about Community Capital’s executive officers and directors can be found in Community Capital’s definitive proxy statement in connection with its 2010 Annual Meeting of Shareholders filed with the SEC on April 21, 2010.
Cautionary Statement Regarding Forward-Looking Statements
This report contains certain statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as “may,” “plan,” “contemplate,” “anticipate,” “believe,” “intend,” “continue,” expect,” “project,” “predict,” “estimate,” “could,” “should,” “would,” “will,” “goal,” “target” and similar expressions. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements.
Factors that may cause actual results or earnings to differ materially from such forward-looking statements include, among others, the following: inability to obtain governmental approvals of the Merger on the proposed terms and schedule; failure of Community Capital’s shareholders to approve the Merger; fluctuation in the trading price of Park Sterling’s common stock prior to the closing of the Merger, which would affect the total value of the proposed merger transaction; legal and regulatory developments that adversely affect the businesses in which Park Sterling or Community Capital are engaged; changes in accounting standards, rules and interpretations or inaccurate estimates or assumptions in accounting and the impact on Park Sterling’s or Community Capital’s financial statements. These forward-looking statements are not guarantees of future results or performance and involve certain risks and uncertainties that are based on management’s beliefs and assumptions and on the information available to Park Sterling at the time that these disclosures were prepared. Actual outcomes and results may differ materially from those expressed in, or implied by, any of these forward-looking statements.

You should not place undue reliance on any forward-looking statement and should consider all of the following uncertainties and risks, as well as those more fully discussed in any of Park Sterling’s filings with the SEC or the FDIC. Forward-looking statements speak only as of the date they are made and Park Sterling undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
Exhibit 2.1	Agreement and Plan of Merger dated as of March 30, 2011 by and between Park Sterling Corporation and Community Capital Corporation*

*	The schedules (and similar attachments) in the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. A list of omitted schedules (and similar attachments) is contained in the Merger Agreement. Park Sterling agrees to furnish a supplemental copy of any omitted schedule (or similar attachment) to the SEC upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 5, 2011

PARK STERLING CORPORATION
By:	/s/ David L. Gaines
David L. Gaines
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 2.1	Agreement and Plan of Merger dated as of March 30, 2011 by and between Park Sterling Corporation and Community Capital Corporation*

*	The schedules (and similar attachments) in the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. A list of omitted schedules (and similar attachments) is contained in the Merger Agreement. Park Sterling agrees to furnish a supplemental copy of any omitted schedule (or similar attachment) to the SEC upon request.